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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in this Registration Statement of Williams-Sonoma, Inc. on Form S-8 of our report dated March 25, 2004, appearing in the Annual Report on Form 10-K of Williams-Sonoma, Inc. for the fiscal year ended February 1, 2004.


DELOITTE & TOUCHE LLP

San Francisco, California
August 18, 2004